                                                                EXHIBIT 10.2



          AGREEMENT dated as of this 29th day of January, 1998, by P.N.Y. INDUSTRIES CORP., a New Jersey corporation ("Guarantor") having an office at 200 Anderson Avenue, Moonachie, New Jersey 07074 to and in favor of CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender") having an office at 1133 Avenue of the Americas, New York, New York 10036.

                              W I T N E S S E T H
                              -------------------

          WHEREAS, Lender has entered or is about to enter into financing arrangements with P.N.Y. ELECTRONICS, INC., a New Jersey corporation ("Borrower")4 pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower; and

          WHEREAS, Guarantor has executed and delivered or is about to execute and deliver to Lender a guarantee in favor of Lender pursuant to which Guarantor absolutely and unconditionally guarantees to Lender the payment and performance of all now existing and hereafter arising obligations, liabilities and indebtedness of Borrower; and

          WHEREAS, in order to induce Lender to enter into the Financing Agreements (as defined herein) and to make loans and advances and provide other financial accommodations to Borrower pursuant thereto, Guarantor has agreed to grant to Lender certain collateral security as set forth herein;

          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

     1.   DEFINITIONS
          -----------

     As used above and in this General Security Agreement (the "Agreement") the following terms shall have the respective meanings given to them below:

          (a) All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings set forth therein unless otherwise defined in this Agreement and all references to the plural herein shall also mean the singular and all references to the singular shall also mean the plural.

          (b)  "Collateral" shall mean all of the now owned and hereafter
                ----------
acquired property and assets of Guarantor, wherever located, of every kind and description, personal, tangible or intangible, consisting of the following:

               (i) all present and future: (A) accounts, contract rights, general intangibles, chattel paper, documents and instruments (collectively, "Accounts"), including, without limitation, all obligations for the payment of money arising out of the sale, lease or other disposition of goods or other property or rendition of services; (B) all monies, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender from or for Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Guarantor's deposits (general or special), balances, sums and credits with Lender at any time existing; (C) all of Guarantor's right, title and interest, and all of Guarantor's rights, remedies, security and liens, in, to and in respect of the Accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any account debtor, and credit and other insurance; (D) all of Guarantor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in Accounts, including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Account or other collateral, including, without limitation, all returned, reclaimed or repossessed goods; (E) all deposit accounts; and (F) all other general intangibles of every kind and description, including, without limitation, (1) trade names and trademarks, and the goodwill of the business symbolized thereby, (2) patents, (3) copyrights, (4) licenses, (5) claims and other choses in action, and (6) Federal, State, local and foreign tax refund claims of all kinds;

               (ii) all raw materials, work-in-process, finished goods and all other inventory of whatsoever kind or nature, wherever located, whether now owned or hereafter existing or acquired by Guarantor, including, without limitation, all wrapping, packaging, advertising, shipping materials and all other goods consumed in Guarantor's business, all labels and other devices, names or marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of Guarantor's right, title and interest therein and thereto;

               (iii) all present and future books, records, ledger cards, computer programs and other property and general intangibles evidencing or relating to any of the above and any other collateral or any account debtor, together with the file cabinets or containers in which the foregoing are stored; and

               (iv) all products and proceeds of the foregoing, in any form, including, without limitation, any insurance proceeds and any claims against third persons for loss or damage to or destruction of any or all of the foregoing.

          (c) "Event of Default" shall mean the occurrence or existence of any
               ----------------
act, event or condition described in Section 4 hereof.

          (d) "Financing Agreements" shall mean, collectively, the Accounts
               --------------------
Financing Agreement [Security Agreement], dated of even date herewith, between Borrower and Lender and all supplements thereto and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered in connection therewith or related thereto, including, but not limited to, the Guarantee and this Agreement, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (e) "Guarantee" shall mean the Guarantee and Waiver, dated of even
               ---------
date herewith, by Guarantor in favor of Lender absolutely and unconditionally guaranteeing all of the now existing and hereafter arising obligations, liabilities and indebtedness of Borrower to Lender, including, without limitation, those arising under, related to or evidenced by the

Financing Agreements, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (f) "Obligations" shall mean any and all loans, indebtedness,
               -----------
liabilities and obligations of any kind owing by Guarantor to Lender, however evidenced, whether as principal, guarantor or otherwise, whether arising under the Guarantee, the other Financing Agreements, or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or acquired from others (including, without limitation, Lender's participations or interests in Guarantor's obligations to others) and including, without limitation, Lender's charges, commissions, interest, expenses, costs and attorney's fees chargeable to Guarantor under this Agreement or in connection with any of the foregoing.

          (g) "Person" or "person" shall mean an individual, a partnership, a
               ------      ------
corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency, instrumentality or political subdivision thereof.

          (h) "Subsidiary" or "subsidiary" shall mean any corporation,
               ----------      ----------
association or organization, active or inactive, as to which more than fifty (50%) percent of the outstanding voting stock or shares or interests shall now or hereafter be owned or controlled, directly or indirectly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

     2.   GRANT OF SECURITY INTEREST
          --------------------------

          (a) As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations, (i) Guarantor hereby grants to Lender a continuing security interest in and a lien upon and hereby pledges, assigns and transfers to Lender all of the Collateral and (ii) Guarantor hereby grants to Lender a right of setoff against any Collateral consisting of money, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender or any other person, whether held in a general or special account or deposit or for safekeeping or otherwise. All Collateral shall be security for the performance, observance and indefeasible payment in full of all of the Obligations notwithstanding the maintenance of separate accounts by Lender or the existence of any instruments evidencing any of the obligations.

          (b) Guarantor hereby constitutes Lender and any agent or designee of Lender as Guarantor's attorney-in-fact at Guarantor's own cost and expense, to exercise at any time all or any of the following powers, which power-of-attorney being coupled with an interest shall be irrevocable until all obligations have been paid in full: (i) to receive, take, endorse, assign, deliver, accept and deposit, in the name of Lender or Guarantor, any and all cash, checks, notes, drafts, remittances and other instruments and documents relating to the Collateral, (ii) on or after the occurrence of an Event of Default, to receive, open and dispose all mail addressed to Guarantor and notify postal authorities to change the address for delivery thereof to such address as Lender may designate, (iii) to transmit to account debtors notice of the interest of Lender in the Collateral and to request from such account debtors at any time, in the name of Guarantor,

Lender or any designee of Lender, information concerning the Collateral and any amounts owing thereon, (iv) on or after the occurrence of an Event of Default, to notify account debtors to make payment directly to Lender, (v) on or after the occurrence of an Event of Default, to take or bring, in the name of Lender or Guarantor, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of the Collateral, (vi) to enter Guarantor's premises for the purpose of inspecting, verifying, auditing, maintaining, preserving, protecting and removing the Collateral, and execute in the name and on behalf of Guarantor one or more Uniform Commercial Code financing statements or amendments with respect to the Collateral, naming Guarantor as debtor and Lender as secured party and indicating and describing therein the types and the items of Collateral. Guarantor hereby releases Lender, its officers, employees and designees, from any liability arising from any act or acts taken under such power-of-attorney under the Guarantee, this Agreement, the other Financing Agreements or in furtherance hereof or thereof, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact.

     3.  REPRESENTATIONS, WARRANTIES AND COVENANTS
         -----------------------------------------

     Guarantor hereby represents, warrants and covenants to Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, being a continuing condition of the making of loans by Lender to Borrower under the Financing Agreements:

         (a) Guarantor is and shall be, with respect to all Collateral, the owner of such Collateral free from any liens, security interest, claim or encumbrance of any kind, except in favor of Lender and as otherwise consented to in writing by Lender and Guarantor shall defend the same against the claims of all persons.

         (b) Guarantor will not directly or indirectly sell, lease, transfer, abandon or otherwise dispose of all or any substantial portion of its property or assets or consolidate or merge with or into any other entity or permit any other entity to consolidate or merge with or into it and Guarantor will at all times preserve, renew and keep in full force and effect its existence as a corporation and the rights and franchises with respect thereto and continue to engage in business of the same type as it is engaged as of the date hereof. Guarantor will give Lender thirty (30) days prior written notice of any proposed change in its corporate name which notice shall set forth the new name. Notwithstanding anything to the contrary contained herein, Guarantor at any time prior to the occurrence of an Event of Default and acceleration of the obligations of Borrower to Lender may sell or lease the real property of Guarantor at 5 Caesars Place, Moonachie, New Jersey and 200 Anderson Avenue, Moonachie, New Jersey (the "Real Property") and distribute the proceeds to the existing shareholder of Guarantor.

         (c) Guarantor's books and records and chief executive office are maintained at the address referred to above. Guarantor will not change such location without Lender's prior written consent and prior to making any such change, Guarantor agrees to execute any additional financing statements or other documents or notices which Lender may require. The only locations of any Collateral are those addresses listed on Exhibit A hereto and made a part hereof. Exhibit A sets forth the owner and/or operator of the premises at such addresses for all locations which Guarantor does not own and operate and all mortgages, if any, with respect to the premises. Guarantor will not remove any Collateral from such locations, without Lender's prior written consent, except for sales of inventory in the ordinary course of Guarantor's business.

         (d) Guarantor will maintain its books, records and accounts in accordance with generally accepted accounting principles as in effect on the date hereof consistently applied. Guarantor agrees to furnish Lender with interim financial statements (including balance sheets, statements of income and surplus account and cash flow statements), and to furnish Lender, at any time or from time to time with such other information regarding its business affairs and financial condition as Lender may reasonably request, including, without limitation, balance sheets, statements of profit and loss, financial statements, cash flow and other projections, earnings forecasts, schedules, agings and reports. Guarantor hereby irrevocably authorizes and directs all accountants, auditors or other third parties to deliver to Lender, at Guarantor's expense, copies of its financial statements, papers related thereto, and other accounting records of any nature in their possession and to disclose to Lender any other information they may have regarding its business affairs and financial conditions. Guarantor will furnish Lender with audited financial statements on an annual basis certified by independent public accountants selected by Guarantor and acceptable to Lender. All such statements and information will fairly present Guarantor's financial condition as of the dates and the results of Guarantor's operations for the periods, for which the same are furnished. Any documents, schedules or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one (1) year after the same are delivered to Lender, unless Guarantor makes written request therefor and pays all expenses attendant to their return, in which event Lender shall return same when Lender's actual or anticipated need therefor has ceased.

         (e) Guarantor will duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against Guarantor or its properties or assets prior to the date on which penalties attach thereto. Guarantor will be liable for any tax or penalty imposed upon any transaction under the Guarantee, this Agreement or giving rise to the Accounts or any other Collateral or which Lender may be required to withhold or pay for any reason in connection therewith, except for Lender's income taxes, and Guarantor agrees to indemnify and hold Lender harmless with respect thereto, and to repay to Lender on demand the amount thereof, and until paid by Guarantor such amount shall be added to and deemed part of the Obligations.

         (f) Except as otherwise disclosed to Lender in writing, there is no present investigation by any governmental agency pending or threatened against Guarantor and there is no action, suit, proceeding or claim pending or threatened against Guarantor or its assets or goodwill, or affecting any transactions contemplated by this Agreement, the Guarantee or the other Financing Agreements, or any instruments or documents delivered in connection herewith or therewith before any court, arbitrator, or governmental or administrative body or agency which if adversely determined with respect to Guarantor would result in any material adverse change in Guarantor's business, properties, assets, goodwill, or condition, financial or otherwise.

         (g) The execution, delivery and performance of this Agreement are within Guarantor's corporate powers, have been duly authorized, are not in contravention of law or the terms of Guarantor's Charter, By-Laws or other incorporation papers, or of any material indenture, agreement or undertaking to which Guarantor is a party or by which Guarantor is bound.

         (h) Guarantor will permit representatives of Lender at any time to inspect its inventory and other tangible Collateral and to have free access to and right of inspection of any papers, instruments and records pertaining to any of the Collateral and make abstracts or photocopies from Guarantor's books and records, at the expense of Guarantor, pertaining to inventory, accounts, contract rights, chattel paper, instruments, documents and other Collateral. The foregoing rights shall be in addition to and shall not limit Lender's rights and remedies with respect to the Collateral upon or at any time after the occurrence of an Event of Default (as provided hereunder).

         (i) Guarantor will at all times maintain, with financially sound and reputable insurers, casualty and hazard insurance with respect to the Collateral for not less than its full market value and against all risks to which it may be exposed. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Lender and shall provide for thirty (30) days' minimum prior cancellation notice in writing to Lender. Lender may act as attorney for Guarantor in obtaining, adjusting, settling, amending and canceling such insurance. Guarantor will promptly (i) obtain endorsements to all existing and future insurance policies with respect to the Collateral specifying that the proceeds of such insurance shall be payable to Lender and Guarantor as their interests may appear and further specifying that Lender shall be paid regardless of any act, omission or breach of warranty by Guarantor, (ii) deliver to Lender an original executed copy of, or executed certificate of the insurance carrier with respect to, such endorsement and, at the Lender's request, the original or a certified duplicate copy of the underlying insurance policy, and (iii) deliver to Lender such other evidence which is satisfactory to Lender of compliance with the provisions hereof. Guarantor will promptly notify Lender in writing of the details of any material loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or which would result in any material adverse change in Guarantor's business, properties, assets, goodwill or condition, financial or otherwise. At Lender's option, Lender may apply any insurance monies received at any time to the cost of repairs to or replacement for the Collateral and/or to payment of any of the Obligations, whether or not due, in any order and in such manner as Lender, in its discretion, may determine.

         (j) Upon Lender's request, Guarantor will, at its sole cost and expense, execute and deliver to Lender written reports or appraisals as to the Collateral consisting of inventory listing all items and categories thereof, describing the condition of same and setting forth the value thereof (the lower of cost or market value of the inventory), in such form as is satisfactory to Lender.

         (k) Guarantor will (i) use, store and maintain the Collateral consisting of inventory with all reasonable care and caution, and (ii) use such Collateral for lawful purposes only and in conformity with applicable laws, ordinances and regulations.

         (l) At its option, Lender may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral and Guarantor agrees to reimburse Lender on demand, together with interest therein at the rate specified in the Financing Agreements, for any payment made or expense incurred by Lender in connection with the foregoing and any such payment or expense shall constitute a part of the Obligations secured hereby.

         (m) All Collateral consisting of inventory shall be produced in accordance with the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto. The Collateral consisting of inventory is and will be used in Guarantor's business and not for personal, family, household, or farming use. Guarantor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of its inventory.

         (n) Guarantor will, at its expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, collateral assignments, Uniform Commercial Code financing statements or amendments or continuations thereof, landlord's or mortgagee's waivers of liens and consents to the exercise by Lender of all Lender's rights and remedies hereunder, under any of the other Financing Agreements or applicable law with respect to the Collateral, and do or cause to be done such further acts as may be necessary or proper in Lender's opinion to evidence, perfect, maintain and enforce Lender's security interest and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement, the Guarantee or any of the other Financing Agreements. Where permitted by law, Guarantor hereby authorizes Lender to execute and file one or more Uniform Commercial Code financing statements signed only by Lender and agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

         (o) Guarantor will promptly pay Lender any and all sums, costs and expenses which Lender may pay or incur in connection with the preparation and negotiation of this Agreement, the Guarantee, any of the other Financing Agreements, and any related agreements or instruments, or in defending, protecting or enforcing the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including without limitation, all search, filing and recording fees, taxes, and attorneys' fees and all fees and expenses for the service and filing of papers, marshals, sheriffs, custodians, auctioneers and others, and all court costs and collection charges, all of which shall be part of the Obligations secured hereby and shall be payable on demand.

     4.  EVENTS OF DEFAULT
         -----------------

     All Obligations shall be, at Lender's option, immediately due and payable, without notice or demand (notwithstanding any deferred or installment payments otherwise allowed, if any, by any instrument evidencing or relating to the Obligations) and any provision of the Financing Agreements as to future loans and advances by Lender to Borrower shall, at the option of Lender, terminate forthwith, upon the occurrence of any one or more of the following events, each of which shall constitute an Event of Default under this Agreement, the Guarantee and the other Financing Agreements:

         (a) Guarantor shall fail to pay to Lender when due any amounts owing to Lender under the Guarantee or any other Obligations or shall breach any of the terms, covenants, conditions or provisions of this Agreement, the Guarantee or any of the other Financing Agreements or any other agreement between Lender and Guarantor; or

         (b) any other guarantor, endorser or other person liable on the Obligations shall terminate or breach any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such person with, or in favor of, Lender; or

         (c) any representation, warranty, or statement of fact made to Lender at any time by Guarantor or on Guarantor's behalf is false or misleading in any material respect; or

         (d) Guarantor or any other guarantor, endorser or other person liable on the Obligations shall become insolvent, fail to meet its or their debts as they mature, call a meeting of creditors or have a creditors' committee appointed, make an assignment for the benefit of creditors, or if any action or proceeding for relief or case under any bankruptcy or insolvency law is commenced by or against Guarantor or any such other guarantor, endorser or other person, or if a judgment is rendered against it or them or if Guarantor or any other guarantor, endorser or person liable on the Obligations shall suspend or discontinue doing business for any reason, or if a receiver, custodian or trustee of any kind is appointed for it or them or any part of its or their respective properties; or

         (e) there shall be a material adverse change in the business, assets or condition (financial or otherwise) of Guarantor from the date hereof; or

         (f) there is any change in Guarantor's majority control or majority ownership;

         (g) at any time Lender shall, in Lender's sole discretion, consider the Obligations insecure or any part of the \Collateral unsafe, insecure or insufficient and Guarantor shall not on Lender's demand furnish other Collateral or make payment on account of the Obligations, satisfactory to Lender; or

         (h) the occurrence of an event of default under any of the other Financing Agreements.

     5.  RIGHTS AND REMEDIES
         -------------------

         (a) Upon the occurrence of any Event of Default and at any time thereafter, in addition to all other rights and remedies of Lender, whether provided under the Uniform Commercial Code or other applicable law, this Agreement, the Guarantee, the other Financing Agreements or otherwise, Lender shall have the following rights and remedies which may be exercised, in its discretion, at any time or times, with or without judicial process, with or without the assistance of others and without notice to or consent by Guarantor except as such notice or consent or judicial process is expressly provided for hereunder or required by law:

                 (i) enter upon any premises on or in which any of the Collateral may be located and, without resistance or interference by Guarantor, take possession of the Collateral;

                 (ii) complete processing, manufacturing and repair of all or any portion of the Collateral;

                 (iii) require Guarantor, at its expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender;

                 (iv) remove any or all of the Collateral from any premises on or in which the same may be located, for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other lawful purpose;

                 (v) appropriate, set off and apply to the payment of any or all of the Obligations, any or all Collateral, in such manner as Lender shall in Lender's sole discretion determine, and enforce payment of any Collateral, settle, compromise or release in whole or in part any amounts owing on the Collateral, prosecute any action, suit or proceeding with respect to the Collateral, extend the time of payment of any and all Collateral, make allowances and adjustments with respect thereto, and issue credits in Lender's or Guarantor's name; and

                 (vi) sell, assign, foreclose or otherwise dispose of and deliver any or all of the Collateral, at public or private sale, at broker's board, for cash, upon credit or otherwise, at Lender's option and discretion, on or in any of Guarantor's premises or premises of any other person, and Lender may bid or become purchaser at any such sale, if public, free from any right of redemption which is hereby expressly waived.

         (b) Notwithstanding anything to the contrary contained herein, Lender will not levy or file a lis penden upon the Real Property for a period of ninety (90) days after Lender has commenced the exercise of its remedies with respect to the assets of Borrower subject to the security interests and liens of Lender.

         (c) In the event Lender seeks to take possession of all or any portion of the Collateral by judicial process, Guarantor irrevocably waives: (i) the posting of any bond, surety or security with respect thereto which might otherwise be required, (ii) any demand for possession prior to the commencement of any suit or action to recover the Collateral, and (iii) any requirement that Lender retain possession and not dispose of any Collateral until after trial or final judgment.

         (d) Guarantor agrees that the giving of five (5) days' notice by Lender to Guarantor's address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Guarantor waives any other notice with respect thereto.

         (e) The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by Lender to the payment of the Obligations in such order as Lender may elect, and Guarantor shall remain liable to Lender for any deficiency. Without limiting the generality of the foregoing, if Lender enters into any credit transaction, directly or indirectly, in connection with the disposition of any Collateral, Lender shall have the option, at any time, in its sole discretion, to reduce the Obligations by the principal amount of such credit transaction or to defer the reduction thereof until actual receipt by Lender of cash or other immediately available funds in connection therewith.

         (f) The enumeration of the foregoing rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies Lender may have under the Uniform Commercial Code or other applicable law. Lender shall have the right, in Lender's sole discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Collateral is to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others. Lender may, at any time or times, proceed directly against Guarantor or any other person liable on the Obligations to enforce payment of the Obligations and shall not be required to take any action of any kind to preserve, collect or protect Lender's or Guarantor's rights in the Collateral.

         (g) Guarantor waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all notices or demands whatsoever (except as expressly provided herein).

         (h) No act, failure or delay by Lender shall constitute a waiver of any of Lender's rights and remedies. No single or partial waiver by Lender of any provision of this Agreement, or breach or default hereunder, or of any right or remedy which Lender may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion.

     6.  MISCELLANEOUS
         -------------

          (a) Notwithstanding that Lender, whether on its own behalf and/or on behalf of others, may continue to hold Collateral, and regardless of the value thereof, Guarantor and each other person liable on or in respect of the Obligations shall be and remain jointly and severally liable for the payment in full, including principal and interest, of any balance of the Obligations and expenses hereunder at any time unpaid.

         (b) All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been duly given or made: if by hand, telex, telegram or facsimile, immediately upon sending, if by Federal Express, Express Mail or any other overnight delivery service, one (1) day after dispatch; and if mailed by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at the address (or to such addresses as either party may designate by notice in accordance with the provisions of this paragraph) set forth herein.

         (c) In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.

         (d) All references to Guarantor, Borrower and Lender herein shall include their respective successors and assigns. All references to the term "person" herein shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency, instrumentality or political subdivision thereof.

         (e) This Agreement shall be binding upon and for the benefit of the parties hereto and their respective successors and assigns. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement signed by the party to be charged thereby.

         (f) The validity, interpretation, and effect of this Agreement shall be governed by the laws of the State of New York. Guarantor hereby waives all rights of setoff and rights to interpose counterclaims in the event of any litigation with respect to any matter connected with this Agreement, the Guarantee, the other Financing Agreements, the Obligations or the Collateral and irrevocably submits and consents to the non-exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York and waives all rights to a trial by jury in any action or other litigation in connection with this Agreement, the Guarantee, the other Financing Agreements, the Obligations or the Collateral. In any such litigation, Guarantor waives personal service of any summons, complaint or other process and agrees that service thereof may be made by registered or certified mail, return receipt requested, addressed to the Guarantor at the address set forth above. Within thirty (30) days after such mailing, Guarantor shall appear in answer to such process or notice of motion or other application to said Courts, failing which Guarantor shall be deemed in default and judgment may be entered by Lender against Guarantor for the amount of the claim and other relief requested therein.

          IN WITNESS WHEREOF, Guarantor has caused these presents to be duly executed and delivered on the day and year first above written.

                                        P.N.Y. INDUSTRIES CORP.

                                        By: /s/ Gadi Cohen
                                            --------------

                                        Title: President
                                               -----------

                      Exhibit A - Location of Collateral
                      ----------------------------------

1.   P.N.Y. ELECTRONICS, INC.
     200 Anderson Avenue
     Moonachie, NJ  07074